DIVIDENDS	12 Months Ended
Dec. 31, 2025
DIVIDENDS
DIVIDENDS

19.  DIVIDENDS

On February 26, 2025, the board of directors of the Company approved the declaration and distribution of a dividend of US$0.0608 per ordinary share, or US$0.0608 per ADS, to such holders as at the close of business on March 13, 2025, Hong Kong Time and New York Time, respectively. The aggregate amount of this dividend was US$36.9 million, which was paid in cash in June 2025.

On August 26, 2025, the board of directors of the Company approved the declaration and distribution of a dividend of US$0.054 per ordinary share, or US$0.054 per ADS, to such holders as at the close of business on September 11, 2025, Hong Kong Time and New York Time, respectively. The aggregate amount of this dividend was US$33 million, which was paid in cash in October 2025.